MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND



FUND LOGO




Semi-Annual Report

January 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the six months ended January 31, 2000, we initially retained a defensive position toward the municipal bond market, then gradually moved to a neutral stance. We accomplished this shift by swapping bonds with shorter maturties and/or higher coupons for bonds with longer maturities and/or lower coupons. Our strategy has been to seek to enhance income and to take advantage of the highest absolute municipal yields. During the period, we also sought to capitalize on market discrepancies, caused in part by Year 2000 concerns, as we purchased bonds we believed to be undervalued combined with selling bonds we believed to be overvalued.

New Mexico bond issuance was comparatively light during the six-month period ended January 31, 2000, particularly in the second half. New Mexico bond prices remained relatively firm compared to the national level because of the light issuance. However, the light issuance presented us with fewer opportunities within the municipal bond market.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We do not expect to significantly alter our present stance toward the market given the current economic backdrop. We will continue to take advantage of any opportunities in the municipal marketplace that we believe is appropriate.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager




March 3, 2000


We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of Merrill Lynch New Mexico Municipal Bond Fund. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as Vice President and Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Recent Performance Results*
                                                     6 Month           12 Month     Since Inception       Standardized
As of January 31, 2000                             Total Return      Total Return     Total Return        30-Day Yield
ML New Mexico Municipal Bond Fund Class A Shares       -3.50%           -4.90%           +34.29%              3.05%
ML New Mexico Municipal Bond Fund Class B Shares       -3.75            -5.39            +30.44               2.66
ML New Mexico Municipal Bond Fund Class C Shares       -3.89            -5.58            +27.87               2.55
M LNew Mexico Municipal Bond Fund Class D Shares       -3.55            -5.00            +31.57               2.95


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 5/06/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -3.27%         -7.14%
Five Years Ended 12/31/99                  +6.08          +5.22
Inception (5/06/94)
through 12/31/99                           +5.52          +4.76

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                        -3.76%         -7.46%
Five Years Ended 12/31/99                  +5.55          +5.55
Inception (5/06/94)
through 12/31/99                           +4.99          +4.99

 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -3.96%         -4.88%
Five Years Ended 12/31/99                  +5.43          +5.43
Inception (10/21/94)
through 12/31/99                           +5.04          +5.04

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -3.37%         -7.23%
Five Years Ended 12/31/99                  +5.98          +5.12
Inception (10/21/94)
through 12/31/99                           +5.61          +4.78

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
S&P     Moody's   Face
Ratings Ratings   Amount                              Issue                                                     Value

New Mexico--92.2%
AAA       Aaa    $ 750     Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60%
                           due 7/01/2016 (a)                                                                    $   773

AA        A1       250     Albuquerque, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series B,
                           5% due 7/01/2025                                                                         208

AA        Aa3      300     Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A,
                           5.75% due 4/01/2006 (e)                                                                  310

NR*       A        300     Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                      310

NR*       Aaa      300     Dona Ana County, New Mexico, Gross Receipts Tax Revenue Bonds (Water System),
                           5.75% due 5/01/2029                                                                      284

A1+       NR*      200     Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project), VRDN,
                           3.20% due 2/01/2003 (f)                                                                  200

A1+       P1       100     Farmington, New Mexico, PCR (Arizona Public Service Company), VRDN, AMT,
                           Series C, 3.70% due 9/01/2024 (f)                                                        100

BBB-      Baa3     250     Farmington, New Mexico, PCR (Public Service Company of New Mexico Project), AMT,
                           Series A, 6.60% due 10/01/2029                                                           235

AAA       Aaa      250     Farmington, New Mexico, PCR, Refunding (Southern California Edison Company),
                           Series A, 5.125% due 4/01/2029 (g)                                                       210

AAA       Aaa      300     Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical
                           Lutheran Project), 6.45% due 12/01/2017 (d)                                              304

AAA       Aaa      300     Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A,
                           6% due 7/01/2015 (d)                                                                     304

                           New Mexico Mortgage Finance Authority Revenue Bonds, S/F Mortgage Program, AMT (c):
AAA       NR*      895        Series A, 6.65% due 7/01/2026                                                         904
AAA       NR*      490        Series H, 6.60% due 7/01/2015                                                         494

                           New Mexico Mortgage Finance Authority, Revenue Refunding Bonds (Mortgage-Backed
                           Securities):
NR*       Aaa      750        Series A, 6.875% due 1/01/2025 (b)                                                    788
AAA       NR*      250        Series F, 7% due 1/01/2026 (c)                                                        261

AA        A1       300     New Mexico State University, Revenue Refunding and Improvement Bonds, 5.75%
                           due 4/01/2016                                                                            294

AAA       Aaa      250     Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due 2/01/2027 (d)     245


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
S&P     Moody's   Face
Ratings Ratings   Amount                              Issue                                                     Value

New Mexico (concluded)
BBB-      NR*    $ 350     Santa Fe, New Mexico, Educational Facilities Revenue Bonds (College of Santa Fe
                           Project), Series A, 5.50% due 10/01/2028                                             $   287

BBB-      NR*      400     Santa Fe, New Mexico, Educational Facilities Revenue Refunding Bonds (Saint John's
                           College Project), 5.50% due 3/01/2024                                                    334

AA        A1       400     University of New Mexico, University Revenue Refunding Bonds, Series B, 5.75%
                           due 6/01/2022                                                                            379

Puerto Rico--5.4%

A1+       VMIG1++  100     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                           Revenue Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(f)                      100

AAA       Baa1     300     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375%
                           due 7/01/2004 (e)                                                                        324

Total Investments (Cost--$7,669)--97.6%                                                                           7,648

Other Assets Less Liabilities--2.4%                                                                                 187
                                                                                                                -------
Net Assets--100.0%                                                                                              $ 7,835
                                                                                                                =======


(a)AMBAC Insured.
(b)FHA Insured.
(c)FNMA/GNMA Collateralized.
(d)FSA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(g)MBIA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$7,669,368)                                     $  7,648,171
                    Cash                                                                                          24,051
                    Receivables:
                      Securities sold                                                      $    100,667
                      Interest                                                                   84,466
                      Beneficial interest sold                                                      528          185,661
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    10,917
                                                                                                            ------------
                    Total assets                                                                               7,868,800
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends and distributions to shareholders                                 4,738
                      Distributor                                                                 1,786
                      Investment adviser                                                            940            7,464
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        26,177
                                                                                                            ------------
                    Total liabilities                                                                             33,641
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  7,835,159
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     25,504
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         41,832
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          2,326
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         13,441
                    Paid-in capital in excess of par                                                           7,853,400
                    Accumulated unrealized capital losses on investments--net                                    (21,864)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                             (58,283)
                    Unrealized depreciation on investments--net                                                  (21,197)
                                                                                                            ------------
                    Net assets                                                                              $  7,835,159
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,404,401 and 255,044 shares of
                    beneficial interest outstanding                                                         $       9.43
                                                                                                            ============
                    Class B--Based on net assets of $3,944,283 and 418,322 shares of
                    beneficial interest outstanding                                                         $       9.43
                                                                                                            ============
                    Class C--Based on net assets of $219,359 and 23,256 shares of
                    beneficial interest outstanding                                                         $       9.43
                                                                                                            ============
                    Class D--Based on net assets of $1,267,116 and 134,409 shares of
                    beneficial interest outstanding                                                         $       9.43
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $    266,081

Expenses:           Printing and shareholder reports                                       $     37,448
                    Professional fees                                                            36,362
                    Investment advisory fees                                                     24,969
                    Accounting services                                                          20,378
                    Account maintenance and distribution fees--Class B                           11,610
                    Registration fees                                                             3,199
                    Transfer agent fees--Class B                                                  1,620
                    Custodian fees                                                                1,387
                    Pricing fees                                                                  1,297
                    Account maintenance and distribution fees--Class C                              975
                    Transfer agent fees--Class A                                                    833
                    Account maintenance fees--Class D                                               643
                    Transfer agent fees--Class D                                                    383
                    Trustees' fees and expenses                                                     345
                    Transfer agent fees--Class C                                                    127
                    Other                                                                         1,233
                                                                                           ------------
                    Total expenses before reimbursement                                         142,809
                    Reimbursement of expenses                                                   (18,160)
                                                                                           ------------
                    Total expenses after reimbursement                                                           124,649
                                                                                                            ------------
                    Investment income--net                                                                       141,432
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             36,320
Unrealized          Change in unrealized appreciation/depreciation on investments--net                          (519,591)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $   (341,839)
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                              2000             1999
Operations:         Investment income--net                                                 $    141,432      $   464,284
                    Realized gain on investments--net                                            36,320          173,918
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (519,591)        (407,062)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (341,839)         231,140
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (48,206)        (143,113)
Shareholders:         Class B                                                                   (67,423)        (235,059)
                      Class C                                                                    (4,585)         (24,708)
                      Class D                                                                   (21,218)         (61,404)
                    Realized gain on investments--net:
                      Class A                                                                   (18,138)        (115,401)
                      Class B                                                                   (29,155)        (218,999)
                      Class C                                                                    (1,778)         (20,965)
                      Class D                                                                    (9,113)         (52,202)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (16,503)
                      Class B                                                                        --          (31,317)
                      Class C                                                                        --           (2,998)
                      Class D                                                                        --           (7,465)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (199,616)        (930,134)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (2,517,273)      (2,197,450)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                             (3,058,728)      (2,896,444)
                    Beginning of period                                                      10,893,887       13,790,331
                                                                                           ------------     ------------
                    End of period                                                          $  7,835,159     $ 10,893,887
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                          Class A

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999       1998      1997      1996
Per Share           Net asset value, beginning of period              $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .17        .40       .47       .53        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.51)      (.21)      .10       .46        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.34)       .19       .57       .99        .66
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.17)      (.40)     (.47)     (.53)      (.56)
                      Realized gain on investments--net                   (.07)      (.32)     (.34)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.76)     (.81)     (.53)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.43   $  10.01  $  10.58  $  10.82   $  10.36
                                                                      ========   ========  ========  ========   ========
Total Investment    Based on net asset value per share                  (3.50%)++   1.83%     5.52%     9.86%      6.53%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.44%*     1.64%     1.23%      .79%       .49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.84%*     2.04%     1.63%     1.33%      1.42%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.40%*     3.91%     4.41%     5.08%      5.33%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,405   $  3,273  $  3,873  $  3,862   $  5,287
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.70%     30.75%    50.91%    40.53%     63.02%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999       1998      1997      1996
Per Share           Net asset value, beginning of period              $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .14        .35       .42       .48        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.51)      (.21)      .10       .46        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.37)       .14       .52       .94        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.14)      (.35)     (.42)     (.48)      (.50)
                      Realized gain on investments--net                   (.07)      (.32)     (.34)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --       (.03)
                                                                      --------   --------  --------  --------   --------

                    Total dividends and distributions                     (.21)      (.71)     (.76)     (.48)      (.53)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.43   $  10.01  $  10.58  $  10.82   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.75%)++   1.31%     4.99%     9.30%      5.98%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.95%*     2.15%     1.71%     1.30%      1.01%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.35%*     2.55%     2.12%     1.84%      1.92%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               2.90%*     3.41%     3.93%     4.57%      4.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,944   $  5,631  $  7,422  $ 11,703   $ 13,964
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.70%     30.75%    50.91%    40.53%     63.02%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999       1998      1997      1996
Per Share           Net asset value, beginning of period              $  10.02   $  10.59  $  10.83  $  10.36   $  10.30
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .14        .34       .41       .47        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.52)      (.21)      .10       .47        .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.38)       .13       .51       .94        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.14)      (.34)     (.41)     (.47)      (.49)
                      Realized gain on investments--net                   (.07)      (.32)     (.34)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.70)     (.75)     (.47)      (.52)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.43   $  10.02  $  10.59  $  10.83   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.89%)++   1.21%     4.88%     9.29%      5.76%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       3.01%*     2.25%     1.82%     1.42%      1.15%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.41%*     2.65%     2.22%     1.95%      2.03%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               2.81%*     3.30%     3.81%     4.45%      4.67%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    219   $    676  $    800  $  1,082   $    712
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.70%     30.75%    50.91%    40.53%     63.02%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999       1998      1997      1996
Per Share           Net asset value, beginning of period              $  10.01   $  10.58  $  10.82  $  10.36   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .39       .46       .52        .55
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.51)      (.21)      .10       .46        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.35)       .18       .56       .98        .65
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.16)      (.39)     (.46)     (.52)      (.55)
                      Realized gain on investments--net                   (.07)      (.32)     (.34)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.23)      (.75)     (.80)     (.52)      (.58)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.43   $  10.01  $  10.58  $  10.82   $  10.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.55%)++   1.73%     5.42%     9.75%      6.42%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.56%*     1.74%     1.31%      .90%       .61%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.96%*     2.14%     1.71%     1.44%      1.51%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.29%*     3.82%     4.32%     4.97%      5.21%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,267   $  1,314  $  1,695  $  2,699   $  2,110
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.70%     30.75%    50.91%    40.53%     63.02%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.





Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transac-tions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 2000, FAM earned fees of $24,969, of which $18,160 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                               .25%           .25%
Class C                               .25%           .35%
Class D                               .10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                MLFD      MLPF&S

Class A                          $1        $21

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $6,991 and $923 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc., a wholly-owned subsidiary of ML &
Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $1,228,936 and $3,192,556, respectively.

Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

                                     Realized    Unrealized
                                  Gains (Losses)    Losses

Long-term investments                $ 45,825      $ (21,197)
Financial futures contracts            (9,505)            --
                                     --------      ---------
Total                                $ 36,320      $ (21,197)
                                     ========      =========

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $21,197, of which $143,272 was related to appreciation securities and $164,469 was related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $7,669,368.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,517,273 and $2,197,450 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            13,292    $   128,135
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,827         46,615
                                     --------    -----------
Total issued                           18,119        174,750
Shares redeemed                       (89,983)      (874,312)
                                     --------    -----------
Net decrease                          (71,864)   $  (699,562)
                                     ========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            84,428    $   875,454
Shares issued to shareholders
in reinvestment of dividends
and distributions                      15,406        159,128
                                     --------    -----------
Total issued                           99,834      1,034,582
Shares redeemed                      (138,880)    (1,433,734)
                                     --------    -----------
Net decrease                          (39,046)   $  (399,152)
                                     ========    ===========

Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             4,949    $    47,293
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,834         46,655
                                     --------    -----------
Total issued                            9,783         93,948
Automatic conversion of shares         (3,305)       (32,423)
Shares redeemed                      (150,514)    (1,473,049)
                                     --------    -----------
Net decrease                         (144,036)   $(1,411,524)
                                     ========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            73,370    $   776,681
Shares issued to shareholders
in reinvestment of dividends
and distributions                      23,601        244,049
                                     --------    -----------
Total issued                           96,971      1,020,730
Automatic conversion of shares         (1,316)       (13,303)
Shares redeemed                      (234,511)    (2,424,297)
                                     --------    -----------
Net decrease                         (138,856)   $(1,416,870)
                                     ========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             1,035    $    10,140
Shares issued to shareholders
in reinvestment of dividends
in distributions                          444          4,298
                                     --------    -----------
Total issued                            1,479         14,438
Shares redeemed                       (45,712)      (450,843)
                                     --------    -----------
Net decrease                          (44,233)   $  (436,405)
                                     ========    ===========


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            13,414    $   142,253
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,366         34,791
                                     --------    -----------
Total issued                           16,780        177,044
Shares redeemed                       (24,799)      (263,750)
                                     --------    -----------
Net decrease                           (8,019)   $   (86,706)
                                     ========    ===========

Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             5,120    $    49,774
Automatic conversion of shares          3,305         32,423
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,829         27,297
                                     --------    -----------
Total issued                           11,254        109,494
Shares redeemed                        (8,153)       (79,276)
                                     --------    -----------
Net increase                            3,101    $    30,218
                                     ========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            10,590    $   112,489
Automatic conversion of shares          1,316         13,303
Shares issued to shareholders
in reinvestment of dividends
and distributions                       9,795        101,321
                                     --------    -----------
Total issued                           21,701        227,113
Shares redeemed                       (50,583)      (521,835)
                                     --------    -----------
Net decrease                          (28,882)   $  (294,722)
                                     ========    ===========


Merrill Lynch New Mexico Municipal Bond Fund
January 31, 2000


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Trustee of Merrill Lynch New Mexico Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863